Exhibit 10.7

Land Use Certificate No.0303549

                       Use Certificate of State Owned Land

 ------------------------ --------------------------------------------------------------------------
        Land User          Cen Minhong
 ------------------------ ------------------------------ -------------------- ----------------------
 Identification Card No.         440623620611062             Nationality           Guangdong,
                                                                                      China
 ------------------------ --------------------------------------------------------------------------
 Building Ownship         Purchased
 ------------------------ ------------------------------ --------------------- ---------------------
 Percentage of Building   100%                           Type of Building      Private Use
        Occupied
 ------------------------ ------------------------------ --------------------- ---------------------
  Source of Land Right    Transferred   from   Previous  Type of land          State Owned
                          Land Right Owner
 ---------------- ------- --------------------------------------------------------------------------
   Land Site:     Address             No 3.,5th Street Fengxiang Road, ,Jinbang Street,
                                                 Daliang Town, Shunde City,
 ---------------- ------- ----------------------- --------------------- ----------------------------
                  No.            0610002          No. of the Figure              01-06-02
                  of
                  the
                  Plot
 ---------------- --------------- -------------------------------- ------------------- -------------
 Building         Building         Concrete and steel               Number of Floors   Three
                  Composition
 Information
 ---------------- --------------- ------------------------------------------------------------------
                  Land      Area                         977.3 square meters
                  Available  for
                  Building
 ---------------- --------------- ------------------------------------------------------------------
                   Building Size                        2,976.3 square meters
 ---------------- --------------- ------------------------------------------------------------------
                     Area for                                    N/A
                   Residential
                      House
 ---------------- ------------- -------- -------------------- -------------------- -----------------
                   Ownership    East     West                 South                North
                    of Outer
                   Structure
                     Walls
 ---------------- ------------- -------- -------------------- -------------------- -----------------
                                Self     Self                 Self                 Self
 ---------------- ----------- ----------------------------------------------------------------------
 and         Use  Used Area                           2,736.3 square meters
 Information       of Land
 ---------------- ----------- ----------------------------------------------------------------------
                              Total:      N/A
 ---------------- ----------- ----------------------------------------------------------------------
                  Duration    From March 1, 1995 To February 28, 2045
 ---------------- ----------- ----------------------------------------------------------------------
                  Purpose     Manufacturing
 ---------------- ----------- ----------------------------------------------------------------------

 ---------------- ----------------------------- ---------------------- -----------------------------
    Land User      Sole or Combine Use Right    Percentage             No. of the  Certificate  for
   Information                                                         Combine Use Right
 ---------------- ----------------------------- ---------------------- -----------------------------
                  N/A                           N/A                    N/A
 ---------------- ----------------------------- ---------------------- -----------------------------

 ---------------- ----------------------------- ---------------------- -----------------------------

 ---------------- ----------------------------- ---------------------- -----------------------------

 ---------------- ----------------------------- ---------------------- -----------------------------

 ---------------- ----------------------------- ---------------------- -----------------------------

 ---------------- ----------------------------- ---------------------- -----------------------------

 ---------------- ----------------------------- ---------------------- -----------------------------

 ---------------- ----------------------------- ---------------------- -----------------------------

 ---------------- --------------- ------------- ---------------------- -----------------------------
 Tax              Price           Type of Tax   Tax rate               Amount of Tax
 ---------------- --------------- ------------- ---------------------- -----------------------------

 ---------------- ----------------------------------------------------------------------------------
 Notes            Previous Certificate No. 0284630
 ---------------------- ----------------------- ---------------------- -----------------------------
 Registered No.         012404409               Authorized   Approval  August 29,1997
                                                Date
 ---------------------- ----------------------- ---------------------- -----------------------------

//Seal of Shunde Land Administration Bureau//

                                                                 August 29, 1997

 ------------------------------------------------------------------------------------------------------
                                               Optional
 ------------------ -----------------------------------------------------------------------------------
 Co-Owner
 ------------------ -------------- ----------------- ------------------ ---------------- --------------
 Type of Right                     Scope of Right                       Value of Right
 ------------------ -------------- ----------------- --------------------------------------------------
 Duration                          Date
 ------------------ -----------------------------------------------------------------------------------
 Co-Owner
 ------------------ -------------- ----------------- ------------------ ---------------- --------------
 Type of Right                     Scope of Right                       Value of Right
 ------------------ -------------- ----------------- --------------------------------------------------
 Duration                          Date
 ------------------ -----------------------------------------------------------------------------------
 Co-Owner
 ------------------ -------------- ----------------- ------------------ ---------------- --------------
 Type of Right                     Scope of Right                       Value of Right
 ------------------ -------------- ----------------- --------------------------------------------------
 Duration                          Date
 ------------------ -----------------------------------------------------------------------------------
 Co-Owner
 ------------------ -------------- ----------------- ------------------ ---------------- --------------
 Type of Right                     Scope of Right                       Value of Right
 ------------------ -------------- ----------------- --------------------------------------------------
 Duration                          Date
 ------------------ -----------------------------------------------------------------------------------
 Co-Owner
 ------------------ -------------- ----------------- ------------------ ---------------- --------------
 Type of Right                     Scope of Right                       Value of Right
 ------------------ -------------- ----------------- --------------------------------------------------
 Duration                          Date
 ------------------ -----------------------------------------------------------------------------------
 Co-Owner
 ------------------ -------------- ----------------- ------------------ ---------------- --------------
 Type of Right                     Scope of Right                       Value of Right
 ------------------ -------------- ----------------- --------------------------------------------------
 Duration                          Date
 ------------------ -------------- ----------------- --------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                               Diagram
-------------------------------------------------------------------------------------------------------
       Address                        No 3.,5th Street Fengxiang Road, ,Jinbang Street,
                                                  Daliang Town, Shunde City,
----------------------- -------------------------------------------------------------------------------
        Owner                                            Cen Minhong
----------------------- ------------- -------------------- ----------- ------------------ -------------
       Use Area         2,736.25      Land Available for   977.25      Area for Building  2,976.25
                        sq. m.             Building        sq. m.                         sq. m.
----------------------- ------------- -------------------- ----------- ------------------ -------------

                                                                                   -------------------
                                                                                   Four Floors
                                                                                   -------------------

                                                                                   Three Floors
                                                                                   Facility

                                                                                   -------------------

                                                                                   -------------------

     ---------------- ------------ ------------------------
     Four Floor                    Two Floor
     ------------------------------------------------------

             Three Floors Office Building
     ------------------------------------------------------

  |---------------------33.60------------------------------|-------9.15------------|----15.25--------|

  |------5.60-------|---10.60----|---4.50----|---12.90-----|

                                                               August 28,1997